[PIONEER LOGO]

       PIONEER
       MID-CAP
       FUND

      SEMIANNUAL REPORT 3/31/00

    TABLE OF CONTENTS
   -----------------------------------------------------------------------------

      Letter from the Chairman                                      1
      Portfolio Summary                                             2
      Performance Update                                            3
      Portfolio Management Discussion                               6
      Schedule of Investments                                       9
      Financial Statements                                         17
      Notes to Financial Statements                                23
      Trustees, Officers and Service Providers                     28
      The Pioneer Family of Mutual Funds                           29

     PIONEER MID-CAP FUND

--------------------------------------------------------------------------------
     LETTER FROM THE CHAIRMAN 3/31/00

     DEAR SHAREOWNER,
   -----------------------------------------------------------------------------
     Only three months into the new millennium and already financial markets have seen their share of activity. In March, for the fifth time in just nine months, the Federal Reserve raised short-term interest rates in an effort to brake unusually strong economic growth and deflect inflationary pressures.

     In the United States, stocks have continued to roar ahead, albeit in an uneven manner. Increasingly, the financial media has distinguished between what's become known as old economy and new economy stocks. In fact, so far in 2000, we've seen a sharp divergence between the so-called old economy traditional non-technology stocks and the new economy technology- and e-commerce-oriented issues. Reflecting this divergence, the NASDAQ Composite Index, boosted by strong technology stock performance, was up over 12%, while the Dow Jones Industrial Index, composed of a select group of 30 blue-chip stocks, returned -5%. Meanwhile, long-term interest rates not only failed to rise in concert with short-term rates but - in atypical fashion - have fallen below those rates, enabling longer-term bond prices to remain fairly steady.

     The recent market activity underscores the need for you to take a diversified approach to your investment portfolio, making sure you have the optimal blend of stocks, bonds and shorter-term investments like money market funds. Experience tells us that over the long term, maintaining a diversified portfolio can help to smooth out the periodic jolts that are characteristic of financial markets. Sharp market swings are often a good reminder to take another look at your risk threshold and your investment time horizon. As always, an investment professional who is familiar with your individual circumstances can assist you in that exercise.

     I encourage you to read this report closely. It offers you an opportunity to review your Fund in depth. I would draw your attention to the Portfolio Manager Discussion with Eric Weigel, the manager of your Fund. It's a chance to hear how the Fund performed and what the manager sees as he looks ahead. If you have questions, please contact your investment professional or call Pioneer at 1-800-225-6292. You may also want to visit our web site at www.pioneerfunds.com. Respectfully,

     [/s/ John F. Cogan, Jr.]
     John F. Cogan, Jr.

     Chairman and President

     PIONEER MID-CAP FUND
     PORTFOLIO SUMMARY 3/31/00

     PORTFOLIO DIVERSIFICATION
--------------------------------------------------------------------------------
    (As a percentage of total investment portfolio)

                    [PIE CHART]

-- U.S. Common Stocks 93%
-- Short-Term Cash
   Equivalents 4%
-- Depositary Receipts
   for International Stocks 2%
-- International Common Stocks 1%


     SECTOR DISTRIBUTION
--------------------------------------------------------------------------------
    (As a percentage of equity holdings)

              [PIE CHART]

-- Technology 49%
-- Healthcare 11%
-- Consumer Cyclicals 10%
-- Capital Goods 9%
-- Communication Services 7%
-- Financial 4%
-- Consumer Staples 3%
-- Basic Materials 2%
-- Utilities 2%
-- Other 3%

     10 LARGEST HOLDINGS
--------------------------------------------------------------------------------
    (As a percentage of equity holdings)

       1.  Veritas Software Corp.           5.26%   6.  SCI Systems, Inc.               1.92%
       2.  Vitesse Semiconductor Corp.      3.21    7.  Altera Corp.                    1.91
       3.  American Power Conversion Corp.  2.25    8.  Voicestream Wireless Corp.      1.84
       4.  Xilinx, Inc.                     2.21    9.  KLA Tencor Corp.                1.50
       5.  Siebel Systems Inc.              2.02   10.  Ciena Corp.                     1.40

     Fund holdings will vary for other periods.

     PIONEER MID-CAP FUND
     PERFORMANCE UPDATE 3/31/00                               CLASS A SHARES

    SHARE PRICES AND DISTRIBUTIONS
--------------------------------------------------------------------------------

      NET ASSET VALUE
         PER SHARE             3/31/00      9/30/99
                              $23.68     $18.08

  DISTRIBUTIONS PER SHARE      INCOME     SHORT-TERM      LONG-TERM
    (9/30/99 - 3/31/00)       DIVIDENDS  CAPITAL GAINS  CAPITAL GAINS
                                  -      $1.492         $1.595

    INVESTMENT RETURNS
--------------------------------------------------------------------------------
    The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Mid-Cap Fund at public offering price, compared to the growth of the Standard & Poor's MidCap 400 Index.


   Period               Net Asset       Public Offering
                          Value             Price*
10 Years                 14.41%             13.73%
5 Years                  18.03%             16.64%
1 Year                   54.21%             45.32%

* Reflects deduction of the maximum 5.75% sales charge at the begining of the period and assumes reinvestment of distributions at net asset value.

Growth of $10,000

[Mountain chart]

            Pioneer Mid-Cap  Standard & Poor's
                Fund*         MidCap 400 Index
3/31/90         9,425           10,000
                9,896           12,043
3/31/92        12,166           14,627
               14,498           16,990
3/31/94        15,413           18,037
               15,811           19,537
3/31/96        18,438           25,124
               18,064           27,789
3/31/98        25,827           41,414
               23,483           41,603
3/31/00        36,125           57,448

[End Mountain chart]

The Fund adopted its current name and investment objective on February 1, 1996. Prior to that date, the Fund's name was Pioneer Three and its objective was growth and income from a portfolio primarily of small-capitalization stocks.

The Standard & Poor's MidCap 400 Index is an unmanaged measure of 400 domestic stocks chosen for market size (average capitalization is $2.1 billion), liquidity and group representation. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

     PIONEER MID-CAP FUND
     PERFORMANCE UPDATE 3/31/00                               CLASS B SHARES

    SHARE PRICES AND DISTRIBUTIONS
--------------------------------------------------------------------------------

      NET ASSET VALUE
         PER SHARE            3/31/00      9/30/99
                             $22.28     $17.24

  DISTRIBUTIONS PER SHARE      INCOME     SHORT-TERM      LONG-TERM
    (9/30/99 - 3/31/00)       DIVIDENDS  CAPITAL GAINS  CAPITAL GAINS
                                  -      $1.492         $1.595

    INVESTMENT RETURNS
--------------------------------------------------------------------------------
    The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Mid-Cap Fund, compared to the growth of the Standard & Poor's MidCap 400 Index.


   Period                  If                 If
                          Held             Redeemed*
Life-of-Fund             17.68%             17.39%
(2/01/96)
1 Year                   52.53%             48.53%

* Reflects deduction of the maximum applicable contingent sales charge (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.
 Growth of $10,000
[Mountain Chart]

          Pioneer Mid-Cap    Standard & Poor's
               Fund*           MidCap 400 Index
2/29/96        10,000           10,000
3/31/96        10,254           10,120
               10,355           10,411
               10,765           10,714
               11,174           11,362
3/31/97         9,956           11,194
               11,079           12,843
               12,904           14,903
               11,809           15,027
3/31/98        14,050           16,682
               13,761           16,325
               10,728           13,963
               12,868           17,899
3/31/99        12,641           16,758
               13,249           19,128
               12,634           17,523
               16,668           20,535
3/31/00        19,082           23,140

[end mountain chart]

+ Index comparison begins 2/29/96. The Standard & Poor's MidCap 400 Index is an unmanaged measure of 400 domestic stocks chosen for market size (average capitalization is $2.1 billion), liquidity and group representation. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

  Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.
  4

     PIONEER MID-CAP FUND
     PERFORMANCE UPDATE 3/31/00                               CLASS C SHARES

    SHARE PRICES AND DISTRIBUTIONS
--------------------------------------------------------------------------------

      NET ASSET VALUE
         PER SHARE            3/31/00      9/30/99
                             $22.96     $17.66

  DISTRIBUTIONS PER SHARE     INCOME     SHORT-TERM      LONG-TERM
    (9/30/99 - 3/31/00)      DIVIDENDS  CAPITAL GAINS  CAPITAL GAINS
                                 -      $1.492         $1.595

    INVESTMENT RETURNS
--------------------------------------------------------------------------------
    The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Mid-Cap Fund, compared to the growth of the Standard & Poor's MidCap 400 Index.

   Period                  If                 If
                          Held             Redeemed*
Life-of-Fund             18.20%             18.20%
(2/01/96)
1 Year                   52.87%             52.87%

* Assumes reinvestments of distributions. The 1% contingent deferred sales charge (CDSC) applies to redemptions made within one year of purchase.

Growth of $10,000

[Mountain Chart]

          Pioneer Mid-Cap   Standard & Poor's
               Fund*         MidCap 400 Index
2/29/96        10,000           10,000
3/31/96        10,254           10,120
               10,381           10,411
               10,795           10,714
               11,198           11,362
                9,982           11,194
3/31/97        11,215           12,843
               13,069           14,903
               11,971           15,027
               14,240           16,682
3/31/98        13,953           16,325
               10,877           13,963
               13,052           17,899
               12,848           16,758
3/31/99        13,474           19,128
               12,848           17,523
               16,963           20,535
3/31/00        19,640           23,140

[End Mountain Chart]
+ Index comparison begins 2/29/96. The Standard & Poor's MidCap 400 Index is an unmanaged measure of 400 domestic stocks chosen for market size (average capitalization is $2.1 billion), liquidity and group representation. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

  Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

     PIONEER MID-CAP FUND

--------------------------------------------------------------------------------
     PORTFOLIO MANAGEMENT DISCUSSION 3/31/00

The first half of Pioneer Mid-Cap Fund's fiscal year ended on March 31, 2000. In the following discussion, portfolio manager Eric J. Weigel discusses how the market environment and his investment strategies affected the Fund's performance over the last six months.

Q: MID-CAP STOCKS CONTINUED TO DO WELL OVER THE LAST SIX MONTHS. DID THE FUND'S PERFORMANCE KEEP PACE?

A: Pioneer Mid-Cap Fund comfortably outdistanced its benchmark, the Standard & Poor's MidCap 400 Index, in the six months ended March 31, 2000. Over that period the Fund returned 53.36% for Class A shares, 52.62% for Class B shares and 52.80% for Class C shares, all at net asset value, compared to 38.06% for the Index.

     Among its peers, the Fund also outperformed the average return of 46.86% recorded by the 607 mid-cap super group category of funds tracked by Lipper, Inc. (Lipper is an independent firm that tracks mutual fund performance.)

Q: THE STRENGTH IN MID-CAP STOCKS SHOWS THAT INVESTORS WERE BROADENING THEIR INTEREST BEYOND LARGE-CAPITALIZATION STOCKS. WHAT BROUGHT ABOUT THAT SHIFT?

A: Particularly in the first three months of this year, there was a change in sentiment away from dominant large-capitalization stocks that had been driven to higher and higher valuations. By widening their perspectives to include stocks of all sizes, investors found a long list of attractive companies selling at lower price/earnings multiples (the price of a stock divided by the company's earnings per share) despite their prospects for strong earnings growth.

 Q: THE PORTFOLIO HAS CHANGED QUITE A BIT RECENTLY. ARE YOU STILL MAKING MODIFICATIONS?

A: In general, we have tried to refocus the Fund on its growth objective by emphasizing a more "bottom-up" selection process. This involves analyzing and selecting companies in light of their own prospects and trends in their industries. In this approach, broad-based economic factors, like overall economic growth and unemployment figures, play a relatively minor role. We have also expanded the number of holdings in the Fund, from 88 to 146, over the last 10 months in an effort to spread risk more broadly.

     PIONEER MID-CAP FUND

--------------------------------------------------------------------------------

     Our stock selection and sector allocation have been successful overall. Veritas Software, a specialist in data storage and retrieval, was the Fund's strongest performer during the period, followed by Vitesse Semiconductor, Qualcomm, Siebel Systems and American Power Conversion. Our decision to underweight financial services stocks relative to the Index helped performance, as did successful stock selection within the sector. We took profits in AXA Financial, while TD Waterhouse Group and London Pacific Group performed well. Montana Power and Enron contributed to results in the utilities sector. In healthcare, Visx's stock price fell after losing a patent infringement lawsuit against a competitor in the laser eye surgery field.

     Holdings among specialty retailers slumped as interest rates rose. Abercrombie and Fitch and American Eagle are no longer in the portfolio, but we believe a rebound is possible for TJX, whose lower-end Marshall's and TJ Maxx stores may fare well as consumers back away from higher-priced goods.

 Q: TECHNOLOGY STOCKS REPRESENTED 49% OF THE FUND'S EQUITY HOLDINGS AT THE END OF MARCH. DO YOU STILL FEEL CONFIDENT ABOUT THE FUTURE OF TECHNOLOGY AND THE FUND'S TECHNOLOGY HOLDINGS?

 A: Expanding the Fund's commitment to technology has been our most beneficial move. This expansion came about as a result of our investment decisions and because of the sector's strong performance through the period. The Fund remains somewhat underweighted in technology compared to some of our peer funds, reflecting a more cautious approach; in this fast-changing sector, nimbleness may be a key attribute.

     In our opinion, we are still in the early chapters of a lengthy technology story. Our approach is to favor companies whose futures are tied to the spread of technology and to the infrastructure of the Internet. Manufacturers of semiconductors and of semiconductor capital goods are examples. We think that growth in those sectors is more sustainable than it is for the majority of high-visibility "dot-com" businesses. We also pay close attention to emerging technologies such as wireless communications.

     PIONEER MID-CAP FUND

--------------------------------------------------------------------------------
     PORTFOLIO MANAGEMENT DISCUSSION 3/31/00  (CONTINUED)

Q: DO YOU SUBSCRIBE TO THE VIEW THAT WE NOW HAVE AN OLD ECONOMY AND A NEW ECONOMY? HOW DOES YOUR OPINION AFFECT YOUR INVESTMENT CHOICES?

A: I think the dichotomy is quickly disappearing. Many old economy companies have grasped the significance of the technology revolution. They are investing in systems that improve their ability to compete in an economy that is more globally integrated than ever before. In retail, for example, we hold Best Buy and Circuit City. Both companies offer the latest electronic products and appliances from traditional stores, but they are also using technology to enhance Internet-based sales.

 Q: LOOKING AHEAD, WHAT SECTORS DO YOU THINK WILL PERFORM WELL, AND HOW HAVE YOU POSITIONED THE FUND TO TAKE ADVANTAGE OF THESE SECTORS?

 A: In addition to technology, we also believe that telecommunications and biotechnology will continue to grow in the months ahead. About 10% of the fund is committed to telecommunications and 7% to biotech. In the latter case, we took advantage of sharp price increases to reduce exposure slightly, but we remain bullish about the industry's potential.

     In summary, we remain optimistic about the prospects for mid-cap stocks and believe they can play an important role in a long-term investor's portfolio. These stocks offer many benefits, including the potential for higher returns, but they may also be subject to greater short-term price fluctuations than securities of large companies.

     PIONEER MID-CAP FUND

--------------------------------------------------------------------------------
     SCHEDULE OF INVESTMENTS 3/31/00 (UNAUDITED)

  SHARES                                                                       VALUE
               COMMON STOCKS - 95.8%
               BASIC MATERIALS - 1.5%
               CHEMICALS (SPECIALTY) - 0.6%
    130,000    Cytec Industries, Inc.*                                     $    3,981,250
    150,000    Millenium Chemicals Inc.                                         3,000,000
                                                                           --------------
                                                                           $    6,981,250
                                                                           --------------
               CONTAINERS & PACKAGING (PAPER) - 0.2%
     60,000    Temple-Inland Inc.                                          $    2,988,750
                                                                           --------------
               PAPER & FOREST PRODUCTS - 0.7%
    145,000    Bowater, Inc.                                               $    7,739,375
                                                                           --------------
               TOTAL BASIC MATERIALS                                       $   17,709,375
                                                                           --------------
               CAPITAL GOODS - 9.1%
               ELECTRICAL EQUIPMENT - 7.7%
    590,000    American Power Conversion Corp.*                            $   25,296,250
    125,000    Plexus Corp.*                                                    8,328,125
    170,000    Power-One, Inc.*                                                10,263,750
    150,000    Sanmina Corp.*                                                  10,134,375
    400,000    SCI Systems, Inc.*                                              21,525,000
    268,750    Vishay Intertechnology, Inc.*                                   14,949,219
                                                                           --------------
                                                                           $   90,496,719
                                                                           --------------
               MACHINERY (DIVERSIFIED) - 0.3%
    100,000    Applied Power Inc.                                          $    2,850,000
                                                                           --------------
               MANUFACTURING (SPECIALIZED) - 1.1%
    300,000    Jabil Circuit Inc.*                                         $   12,975,000
                                                                           --------------
               TOTAL CAPITAL GOODS                                         $  106,321,719
                                                                           --------------
               COMMUNICATION SERVICES - 7.2%
               CELLULAR/WIRELESS TELECOMMUNICATIONS - 2.9%
     80,000    Powerwave Technologies, Inc.*                               $   10,000,000
    160,000    Voicestream Wireless Corp.*                                     20,610,000
     75,000    Western Wireless Corp.*                                          3,435,937
                                                                           --------------
                                                                           $   34,045,937
                                                                           --------------

   The accompanying notes are an integral part of these financial statements.  9

     PIONEER MID-CAP FUND

--------------------------------------------------------------------------------
     SCHEDULE OF INVESTMENTS 3/31/00 (UNAUDITED)  (CONTINUED)

  SHARES                                                                       VALUE
               TELECOMMUNICATIONS (LONG DISTANCE) - 0.8%
    167,600    Allied Riser Communications Corp.*                          $    5,824,100
    220,000    Talk.com, Inc.*                                                  3,520,000
                                                                           --------------
                                                                           $    9,344,100
                                                                           --------------
               TELEPHONE - 3.5%
    100,000    American Mobile Satellite Corp.*                            $    2,400,000
    150,000    CenturyTel, Inc.                                                 5,568,750
     80,000    Covad Communications Group Inc.*                                 5,800,000
    124,700    Cypress Communications Inc.*                                     3,055,150
    200,000    Intermedia Communications Inc.*                                  9,662,500
    175,000    Qwest Communications International Inc.*                         8,487,500
    109,900    Williams Communications Group*                                   5,694,194
                                                                           --------------
                                                                           $   40,668,094
                                                                           --------------
               TOTAL COMMUNICATION SERVICES                                $   84,058,131
                                                                           --------------
               CONSUMER CYCLICALS - 9.4%
               AUTO PARTS & EQUIPMENT - 0.6%
    200,000    Gentex Corp.*                                               $    7,412,500
                                                                           --------------
               LEISURE TIME (PRODUCTS) - 0.1%
     35,000    Uproar Inc.*                                                $      940,625
                                                                           --------------
               RETAIL (COMPUTERS & ELECTRONICS) - 2.2%
    175,000    Best Buy Co., Inc.*                                         $   15,050,000
    175,000    Circuit City Group, Inc.                                        10,653,125
                                                                           --------------
                                                                           $   25,703,125
                                                                           --------------
               RETAIL (DISCOUNTERS) - 0.9%
    200,000    Dollar Tree Stores, Inc.*                                   $   10,425,000
                                                                           --------------
               RETAIL (GENERAL MERCHANDISE) - 0.6%
    170,000    BJ's Wholesale Club, Inc.*                                  $    6,566,250
                                                                           --------------
               RETAIL (HOME SHOPPING) - 0.5%
    400,000    Shopnow.com, Inc.*                                          $    5,850,000
                                                                           --------------
               RETAIL (SPECIALTY) - 1.5%
    190,000    Bed Bath & Beyond, Inc.*                                    $    7,481,250
     80,000    Tiffany and Co., Inc.                                            6,690,000
    105,000    Williams-Sonoma, Inc.*                                           3,255,000
                                                                           --------------
                                                                           $   17,426,250
                                                                           --------------

  10
   The accompanying notes are an integral part of these financial statements.

     PIONEER MID-CAP FUND

--------------------------------------------------------------------------------

  SHARES                                                                       VALUE
               RETAIL (SPECIALTY-APPAREL) - 0.4%
    200,000    TJX Companies, Inc.                                         $    4,437,500
                                                                           --------------
               SERVICES (ADVERTISING/MARKETING) - 1.2%
    120,000    TMP Worldwide Inc.*                                         $    9,330,000
    100,000    Young & Rubicam Inc.                                             4,700,000
                                                                           --------------
                                                                           $   14,030,000
                                                                           --------------
               SERVICES (COMMERCIAL & CONSUMER) - 0.9%
    275,000    Convergys Corp.*                                            $   10,621,875
                                                                           --------------
               TEXTILES (APPAREL) - 0.5%
    200,000    Jones Apparel Group, Inc.*                                  $    6,375,000
                                                                           --------------
               TOTAL CONSUMER CYCLICALS                                    $  109,788,125
                                                                           --------------
               CONSUMER STAPLES - 3.1%
               BROADCASTING (TELEVISION/RADIO/CABLE) - 1.7%
     75,000    Adelphia Communications Corp.*                              $    3,675,000
     56,000    Echostar Communications Corp.*                                   4,424,000
     50,000    Hispanic Broadcasting Corp.*                                     5,662,500
    150,000    Insight Communications, Inc.*                                    3,093,750
     90,000    XM Satellite Radio Holdings, Inc.*                               3,138,750
                                                                           --------------
                                                                           $   19,994,000
                                                                           --------------
               RESTAURANTS - 1.2%
    225,000    Brinker International Inc.*                                 $    6,679,687
    175,000    Starbucks Corp.*                                                 7,842,187
                                                                           --------------
                                                                           $   14,521,874
                                                                           --------------
               SERVICES (EMPLOYMENT) - 0.2%
    200,000    Modis Professional Services, Inc.*                          $    2,475,000
                                                                           --------------
               TOTAL CONSUMER STAPLES                                      $   36,990,874
                                                                           --------------
               ENERGY - 1.4%
               OIL & GAS (DRILLING & EQUIPMENT) - 1.0%
    250,000    Ensco International Inc.                                    $    9,031,250
     75,000    Tidewater, Inc.                                                  2,385,937
                                                                           --------------
                                                                           $   11,417,187
                                                                           --------------
               OIL & GAS (REFINING & MARKETING) - 0.4%
    150,000    Tosco Corp.                                                 $    4,565,625
                                                                           --------------
               TOTAL ENERGY                                                $   15,982,812
                                                                           --------------

   The accompanying notes are an integral part of these financial statements. 11

  PIONEER MID-CAP FUND

--------------------------------------------------------------------------------
     SCHEDULE OF INVESTMENTS 3/31/00 (UNAUDITED)  (CONTINUED)

  SHARES                                                                       VALUE
               FINANCIAL - 4.0%
               BANKS (REGIONAL) - 1.1%
     90,000    Marshall and Ilsely Corp.                                   $    5,197,500
    400,000    North Fork Bancorporation, Inc.                                  7,150,000
                                                                           --------------
                                                                           $   12,347,500
                                                                           --------------
               FINANCIAL (DIVERSIFIED) - 0.2%
     64,875    Marchfirst Inc.*                                            $    2,315,227
                                                                           --------------
               INSURANCE (PROPERTY/CASUALTY) - 0.6%
    140,000    Allmerica Financial Corp.                                   $    7,140,000
                                                                           --------------
               INVESTMENT BANKING/BROKERAGE - 1.7%
    100,000    AG Edwards Inc.                                             $    4,000,000
    150,000    PaineWebber Group Inc.                                           6,600,000
    250,000    TD Waterhouse Group, Inc.*                                       6,250,000
    225,000    WIT Capital Group Inc.*                                          3,853,125
                                                                           --------------
                                                                           $   20,703,125
                                                                           --------------
               INVESTMENT MANAGEMENT - 0.4%
    200,000    London Pacific Group Ltd. (A.D.R.)                          $    4,650,000
                                                                           --------------
               TOTAL FINANCIAL                                             $   47,155,852
                                                                           --------------
               HEALTHCARE - 10.4%
               BIOTECHNOLOGY - 7.3%
    205,000    Biogen Inc.*                                                $   14,324,375
    200,000    Chiron Corp.*                                                    9,975,000
     39,900    Diversa Corp.*                                                   1,875,300
    100,000    Genetech Inc.*                                                  15,200,000
    125,000    Genzyme Corp.*                                                   6,265,625
     55,000    Gilead Sciences Inc.*                                            3,485,625
     50,000    Human Genome Sciences Inc.*                                      4,153,125
     70,000    Ilex Oncology Inc.*                                              2,940,000
     90,000    Medimmune Inc.*                                                 15,671,250
     85,000    Millenium Pharmaceuticals, Inc.*                                11,039,375
     21,900    Sequenom Inc.*                                                     862,313
                                                                           --------------
                                                                           $   85,791,988
                                                                           --------------

  12
   The accompanying notes are an integral part of these financial statements.

    PIONEER MID-CAP FUND

--------------------------------------------------------------------------------

  SHARES                                                                       VALUE
               HEALTHCARE (DIVERSIFIED) - 2.0%
     75,000    Allergan Inc.                                               $    3,750,000
     50,000    Biovail Corp. International*                                     2,215,625
    200,000    Elan Plc (A.D.R.)*                                               9,500,000
     75,000    Entremed Inc.*                                                   4,443,750
     40,000    United Therapeutics Corp.*                                       3,110,000
                                                                           --------------
                                                                           $   23,019,375
                                                                           --------------
               HEALTHCARE (DRUGS/MAJOR PHARMACUETICALS) - 0.5%
     75,000    Forest Laboratories Inc.*                                   $    6,337,500
                                                                           --------------
               HEALTHCARE (MEDICAL PRODUCTS/SUPPLIES) - 0.2%
     75,000    Biopure Corp.*                                              $    2,498,437
                                                                           --------------
               HEALTHCARE (SPECIALIZED SERVICES) - 0.4%
    150,000    Lincare Holdings Inc.*                                      $    4,256,250
                                                                           --------------
               TOTAL HEALTHCARE                                            $  121,903,550
                                                                           --------------
               TECHNOLOGY - 46.5%
               COMMUNICATIONS EQUIPMENT - 6.2%
    250,000    ADC Telecommunications Inc.*                                $   13,468,750
    125,000    Ciena Corp.*                                                    15,765,625
    100,000    Com 21 Inc.*                                                     4,700,000
     30,000    ITXC Corp.*                                                      1,411,875
     18,750    Motorola Inc.                                                    2,669,531
     25,000    Next Level Communication Inc.*                                   2,718,750
     25,000    Qualcomm Inc.*                                                   3,732,812
    200,000    Scientific-Atlanta Inc.                                         12,687,500
     75,000    Terayon Communication Systems Inc.                              15,375,000
                                                                           --------------
                                                                           $   72,529,843
                                                                           --------------
               COMPUTERS (NETWORKING) - 2.3%
     14,800    Akamai Technologies Inc.*                                   $    2,380,025
        900    Arrowpoint Communications Inc.*                                    106,636
     94,900    Fastnet Corp.*                                                   1,150,663
     24,500    Firstworld Communications Inc.*                                    499,188
     75,000    Network Peripherals Inc.*                                        2,662,500
     40,000    Network Solutions Inc.*                                          6,148,125
    120,000    Radware Ltd.*                                                    4,650,000
    125,000    Verio Inc.*                                                      5,632,813
     11,900    Webmethods Inc.*                                                 2,872,363
                                                                           --------------
                                                                           $   26,102,313
                                                                           --------------

   The accompanying notes are an integral part of these financial statements. 13

     PIONEER MID-CAP FUND

--------------------------------------------------------------------------------
     SCHEDULE OF INVESTMENTS 3/31/00 (UNAUDITED)  (CONTINUED)

  SHARES                                                                       VALUE
               COMPUTERS (PERIPHERALS) - 1.6%
     30,000    EMC Corp.*                                                  $    3,750,000
    670,000    Quantum Corp.*                                                   7,998,125
    200,000    Xircom Inc.*                                                     7,400,000
                                                                           --------------
                                                                           $   19,148,125
                                                                           --------------
               COMPUTERS (SOFTWARE & SERVICES) - 16.2%
     50,000    Activard SA (A.D.R.)                                        $    2,131,250
     80,000    Adobe Systems, Inc.                                              8,905,000
     20,500    Digex Inc.*                                                      2,274,219
     50,000    Electronic Arts Inc.*                                            3,559,375
     50,000    Inktomi Corp.*                                                   9,750,000
    225,000    Intuit Inc.*                                                    12,234,375
    100,000    Legato Systems Inc.*                                             4,462,500
    200,000    Mail.com Inc.*                                                   3,450,000
     40,000    Microsoft Corp.*                                                 4,250,000
    150,000    Network Associates, Inc. *                                       4,837,500
    100,000    Peregrine Systems Inc.*                                          6,706,250
    150,000    Perot Systems Corp.*                                             3,018,750
    200,000    Rational Software Corp.*                                        15,300,000
    190,000    Siebel Systems Inc.*                                            22,693,125
    225,000    Sybase Inc.*                                                     4,570,313
     75,000    Symantec Corp.*                                                  5,634,375
    130,000    Synopsys Inc.*                                                   6,337,500
     99,900    US Internetworking Inc.*                                         3,871,125
    450,750    Veritas Software Corp.*+                                        59,048,250
    203,000    Wind River Systems, Inc.*                                        7,358,750
                                                                           --------------
                                                                           $  190,392,657
                                                                           --------------
               ELECTRONICS (COMPONENT DISTRIBUTORS) - 1.4%
    150,000    Flextronics International Ltd.*                             $   10,565,625
    110,000    Sawtech Inc.*                                                    5,781,875
                                                                           --------------
                                                                           $   16,347,500
                                                                           --------------
               ELECTRONICS (INSTRUMENTATION) - 0.6%
     75,000    Waters Corp.*                                               $    7,143,750
                                                                           --------------

  14
   The accompanying notes are an integral part of these financial statements.

     PIONEER MID-CAP FUND

--------------------------------------------------------------------------------

  SHARES                                                                       VALUE
               ELECTRONICS (SEMICONDUCTORS) - 11.1%
    200,000    Adaptec Inc.*                                               $    7,725,000
    240,000    Altera Corp.*                                                   21,420,000
    240,000    Cypress Semiconductor Corp.*                                    11,835,000
    100,000    Linear Technology Corp.*                                         5,500,000
    200,000    Maxim Integrated Products, Inc. *                               14,212,500
     70,000    Microchip Technology Inc.*                                       4,602,500
     50,000    Nvidia Corp.*                                                    4,224,219
    375,000    Vitesse Semiconductor Corp.*                                    36,093,750
    300,000    Xilinx, Inc.*                                                   24,843,750
                                                                           --------------
                                                                           $  130,456,719
                                                                           --------------
               EQUIPMENT (SEMICONDUCTORS) - 6.2%
     13,800    Avanex Corp.*                                               $    2,094,150
     75,000    Brooks Automation Inc.*                                          4,687,500
     30,000    Emcore Corp.*                                                    3,451,875
    200,000    KLA Tencor Corp.*                                               16,850,000
    120,000    Lam Research Corp.*                                              5,407,500
    210,000    Novellus Systems, Inc.*                                         11,786,250
    100,000    PRI Automation Inc.*                                             6,112,500
    160,000    Teradyne Inc.*                                                  13,160,000
    120,000    Veeco Instruments, Inc.*                                         8,880,000
                                                                           --------------
                                                                           $   72,429,775
                                                                           --------------
               SERVICES (DATA PROCESSING) - 0.9%
     95,000    DST Systems, Inc.*                                          $    6,169,062
    125,000    Fiserv, Inc.*                                                    4,648,437
                                                                           --------------
                                                                           $   10,817,499
                                                                           --------------
               TOTAL TECHNOLOGY                                            $  545,368,181
                                                                           --------------
               TRANSPORTATION - 1.0%
               AIR FREIGHT - 0.3%
    130,000    CNF Transportation Inc.                                     $    3,607,500
                                                                           --------------

   The accompanying notes are an integral part of these financial statements. 15

     PIONEER MID-CAP FUND

--------------------------------------------------------------------------------
     SCHEDULE OF INVESTMENTS 3/31/00 (UNAUDITED)  (CONTINUED)

  SHARES                                                                       VALUE
               RAILROADS - 0.7%
    100,000    Kansas City Southern Industries, Inc.                       $    8,593,750
                                                                           --------------
               TOTAL TRANSPORATION                                         $   12,201,250
                                                                           --------------
               UTILITIES - 2.2%
               ELECTRIC COMPANIES - 1.2%
    225,000    Montana Power Co.                                           $   14,400,000
                                                                           --------------
               NATURAL GAS - 1.0%
    150,000    Enron Corp.                                                 $   11,231,250
                                                                           --------------
               TOTAL UTILITIES                                             $   25,631,250
                                                                           --------------
               TOTAL COMMON STOCKS
               (Cost $687,268,973)                                         $1,123,111,119
                                                                           --------------
 PRINCIPAL
  AMOUNT
               TEMPORARY CASH INVESTMENTS - 4.2%
               COMMERCIAL PAPER - 4.2%
$26,275,000    American Express Credit Corp., 6.1%, 4/4/00                 $   26,275,000
 23,615,000    Ford Motor Credit Corp., 6.01%, 4/3/00                          23,615,000
                                                                           --------------
               TOTAL TEMPORARY CASH INVESTMENTS
               (Cost $49,890,000)                                          $   49,890,000
                                                                           --------------
               TOTAL INVESTMENT IN SECURITIES - 100.0%
               (Cost $737,158,973)(a)                                      $1,173,001,119
                                                                           --------------

    *  Non-income producing security.
    + A portion of this investment has been pledged to cover margin requirements for futures contracts outstanding at March 31, 2000.

    (a) At March 31, 2000, the net unrealized gain on investments based on cost for federal income tax purposes of $737,158,973 was as follows:

       Aggregate gross unrealized gain for all investments
       in which there is an excess of value over tax cost     $469,212,032
       Aggregate gross unrealized loss for all investments
       in which there is an excess of tax cost over value      (33,369,886)
                                                              ------------
       Net unrealized gain                                    $435,842,146
                                                              ------------

    Purchases and sales of securities (excluding temporary cash investments) for the six months ended March 31, 2000, aggregated $411,703,431 and $407,311,149, respectively.

  16
   The accompanying notes are an integral part of these financial statements.

  PIONEER MID-CAP FUND

--------------------------------------------------------------------------------
     BALANCE SHEET 3/31/00 (UNAUDITED)

  ASSETS:
     Investment in securities, at value (including temporary
        cash investments of $49,890,000) (cost $737,158,973)      $1,173,001,119
     Cash                                                                    735
     Receivables -
        Investment securities sold                                    12,479,083
        Fund shares sold                                                 819,115
        Dividends and interest                                           122,438
        Variation margin                                               1,691,500
     Other                                                                19,481
                                                                  --------------
           Total assets                                           $1,188,133,471
                                                                  --------------
  LIABILITIES:
     Payables -
        Investments purchased                                     $    5,864,976
        Fund shares repurchased                                        1,188,927
     Due to affiliates                                                   960,832
     Accrued expenses                                                    124,067
     Other                                                               242,963
                                                                  --------------
           Total liabilities                                      $    8,381,765
                                                                  --------------
  NET ASSETS:
     Paid-in capital                                              $  678,515,329
     Accumulated net investment loss                                  (1,953,711)
     Accumulated undistributed net realized gain on
      investments and futures contracts                               67,917,502
     Net unrealized gain on investments                              435,842,146
     Net unrealized loss on futures contracts                           (569,560)
                                                                  --------------
           Total net assets                                       $1,179,751,706
                                                                  --------------
  NET ASSET VALUE PER SHARE:
  (Unlimited number of shares authorized)
     Class A (based on $1,104,711,272/46,642,007 shares)          $        23.68
                                                                  --------------
     Class B (based on $65,634,270/2,945,236 shares)              $        22.28
                                                                  --------------
     Class C (based on $9,406,164/409,740 shares)                 $        22.96
                                                                  --------------
  MAXIMUM OFFERING PRICE:
     Class A                                                      $        25.12
                                                                  --------------

   The accompanying notes are an integral part of these financial statements. 17

     PIONEER MID-CAP FUND

--------------------------------------------------------------------------------
     STATEMENT OF OPERATIONS (UNAUDITED)
     FOR THE SIX MONTHS ENDED 3/31/00

 INVESTMENT INCOME:
    Dividends (net of foreign taxes withheld of $8,820)   $  1,350,654
    Interest                                                 1,029,363
                                                          ------------
          Total investment income                                            $  2,380,017
                                                                             ------------
 EXPENSES:
    Management fees
       Basic fee                                          $  2,977,083
       Performance adjustment                                 (617,934)
    Transfer agent fees
       Class A                                                 642,173
       Class B                                                  59,791
       Class C                                                   8,321
    Distribution fees
       Class A                                                 950,784
       Class B                                                 128,672
       Class C                                                  24,112
    Administrative fees                                        104,462
    Custodian fees                                              50,334
    Professional                                                29,220
    Registration fees                                           25,748
    Printing                                                    28,016
    Fees and expenses of nonaffiliated trustees                 10,788
    Miscellaneous                                                9,066
                                                          ------------
          Total expenses                                                     $  4,430,636
          Less fees paid indirectly                                               (96,908)
                                                                             ------------
          Net expenses                                                       $  4,333,728
                                                                             ------------
             Net investment loss                                             $ (1,953,711)
                                                                             ------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES
  CONTRACTS:
    Net realized gain from:
       Investments                                        $ 70,564,593
       Futures contracts                                     3,189,872       $ 73,754,465
                                                          ------------       ------------
    Change in net unrealized gain or loss from:
       Investments                                        $322,744,776
       Futures contracts                                       (37,960)      $322,706,816
                                                          ------------       ------------
          Net gain on investments and futures contracts                      $396,461,281
                                                                             ------------
          Net increase in net assets resulting from
           operations                                                        $394,507,570
                                                                             ------------

  18
   The accompanying notes are an integral part of these financial statements.

     PIONEER MID-CAP FUND

--------------------------------------------------------------------------------
     STATEMENTS OF CHANGES IN NET ASSETS
     FOR THE SIX MONTHS ENDED 3/31/00 AND THE YEAR ENDED 9/30/99

                                                              SIX MONTHS
                                                                ENDED
                                                               3/31/00        YEAR ENDED
                                                             (UNAUDITED)        9/30/99
 FROM OPERATIONS:
 Net investment loss                                        $   (1,953,711)  $  (2,157,525)
 Net realized gain on investments and futures contracts         73,754,465     137,848,938
 Change in net unrealized gain on investments and futures
  contracts                                                    322,706,816      10,279,849
                                                            --------------   -------------
       Net increase in net assets resulting from
        operations                                          $  394,507,570   $ 145,971,262
                                                            --------------   -------------
 DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net realized gain:
       Class A ($3.09 and $1.45 per share, respectively)    $ (124,379,947)  $ (66,006,774)
       Class B ($3.09 and $1.45 per share, respectively)        (2,553,584)       (845,625)
       Class C ($3.09 and $1.45 per share, respectively)          (546,123)       (198,399)
                                                            --------------   -------------
             Total distributions to shareholders            $ (127,479,654)  $ (67,050,798)
                                                            --------------   -------------
 FROM FUND SHARE TRANSACTIONS:
 Net proceeds from sale of shares                           $  189,089,968   $ 240,793,033
 Reinvestment of distributions                                 119,014,409      62,887,503
 Cost of shares repurchased                                   (148,511,101)   (404,156,562)
                                                            --------------   -------------
       Net increase (decrease) in net assets resulting
        from fund share transactions                        $  159,593,276   $(100,476,026)
                                                            --------------   -------------
       Net increase (decrease) in net assets                $  426,621,192   $ (21,555,562)
 NET ASSETS:
 Beginning of period                                           753,130,514     774,686,076
                                                            --------------   -------------
 End of period (including accumulated net investment loss
  of $1,953,711 and $0, respectively)                       $1,179,751,706   $ 753,130,514
                                                            --------------   -------------

 CLASS A                             '00 SHARES    '00 AMOUNT     '99 SHARES     '99 AMOUNT
 Shares sold                         5,413,289    $ 114,176,953   11,260,083    $ 201,955,045
 Reinvestment of distributions       6,429,086      116,109,271    3,790,939       61,943,942
 Less shares repurchased            (6,104,165)    (124,973,424) (20,558,938)    (369,941,102)
                                     ---------    -------------   ----------    -------------
          Net increase (decrease)    5,738,210    $ 105,312,800   (5,507,916)   $(106,042,115)
                                     ---------    -------------   ----------    -------------
 CLASS B
 Shares sold                         2,907,213    $  60,607,189      801,404    $  13,854,741
 Reinvestment of distributions         140,042        2,389,122       49,019          771,073
 Less shares repurchased              (722,431)     (13,937,287)    (603,225)     (10,384,022)
                                     ---------    -------------   ----------    -------------
          Net increase               2,324,824    $  49,059,024      247,198    $   4,241,792
                                     ---------    -------------   ----------    -------------
 CLASS C
 Shares sold                           719,087    $  14,305,826    1,413,709    $  24,983,247
 Reinvestment of distributions          29,386          516,016       10,734          172,488
 Less shares repurchased              (508,892)      (9,600,390)  (1,343,864)     (23,831,438)
                                     ---------    -------------   ----------    -------------
          Net increase                 239,581    $   5,221,452       80,579    $   1,324,297
                                     ---------    -------------   ----------    -------------

   The accompanying notes are an integral part of these financial statements. 19

PIONEER MID-CAP FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 3/31/00

                                             SIX MONTHS
                                                ENDED
                                               3/31/00        YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                 CLASS A                     (UNAUDITED)       9/30/99      9/30/98      9/30/97      9/30/96      9/30/95
Net asset value, beginning of period         $    18.08        $  16.53     $  23.39    $   21.12    $   21.48    $    19.92
                                             ----------       ----------   ----------   ---------    ---------     ---------
Increase (decrease) from investment
  operations:
  Net investment income (loss)               $    (0.04)       $  (0.05)    $  (0.07)   $   (0.08)   $    0.18    $     0.24
  Net realized and unrealized gain (loss)
    on investments and futures contracts           8.73            3.05        (3.44)        4.23         1.47          2.70
                                             ----------       ----------   ----------   ---------    ---------     ---------
      Net increase (decrease) from
        investment operations                $     8.69        $   3.00     $  (3.51)   $    4.15    $    1.65    $     2.94
Distributions to shareholders:
  Net investment income                               -               -            -            -        (0.30)        (0.23)
  Net realized gain                               (3.09)          (1.45)       (3.35)       (1.88)       (1.71)        (1.15)
                                             ----------       ----------   ----------   ---------    ---------     ---------
Net increase (decrease) in net asset value   $     5.60        $   1.55     $  (6.86)   $    2.27    $   (0.36)   $     1.56
                                             ----------       ----------   ----------   ---------    ---------     ---------
Net asset value, end of period               $    23.68        $  18.08     $  16.53    $   23.39    $   21.12    $    21.48
                                             ----------       ----------   ----------   ---------    ---------     ---------
Total return*                                     53.36%          19.09%      (15.90)%      21.36%        8.61%        16.24%
Ratio of net expenses to average net
  assets+                                          0.89%**         0.88%        0.79%        0.87%        0.90%         0.85%
Ratio of net investment income (loss) to
  average net assets+                             (0.39)%**       (0.27)%      (0.35)%      (0.37)%       0.85%         1.18%
Portfolio turnover rate                             169%**          150%         110%          63%          75%           19%
Net assets, end of period (in thousands)     $1,104,711        $739,427     $767,257    $1,048,648   $1,008,177   $1,082,154
Ratios assuming reduction for fees paid
  indirectly:
  Net expenses                                     0.87%**         0.86%        0.79%        0.85%        0.88%            -
  Net investment income (loss)                    (0.37)%**       (0.25)%      (0.35)%      (0.35)%       0.87%            -

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
 + Ratios assuming no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

PIONEER MID-CAP FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 3/31/00

                                                      SIX MONTHS
                                                         ENDED
                                                      3/31/00(A)     YEAR ENDED    YEAR ENDED    YEAR ENDED    2/1/96 TO
                     CLASS B                          (UNAUDITED)     9/30/99       9/30/98       9/30/97       9/30/96
Net asset value, beginning of period                    $ 17.24       $ 15.99        $22.98        $21.02        $19.28
                                                      ----------     ----------    ---------     ---------     ---------
Increase (decrease) from investment operations:
  Net investment income (loss)                          $ (0.16)      $ (0.10)       $(0.18)       $(0.22)       $ 0.12
  Net realized and unrealized gain (loss) on
    investments and futures contracts                      8.29          2.80         (3.46)         4.06          1.78
                                                      ----------     ----------    ---------     ---------     ---------
      Net increase (decrease) from investment
        operations                                      $  8.13       $  2.70        $(3.64)       $ 3.84        $ 1.90
Distributions to shareholders:
  Net investment income                                       -             -             -             -         (0.16)
  Net realized gain                                       (3.09)        (1.45)        (3.35)        (1.88)            -
                                                      ----------     ----------    ---------     ---------     ---------
Net increase (decrease) in net asset value              $  5.04       $  1.25        $(6.99)       $ 1.96        $ 1.74
                                                      ----------     ----------    ---------     ---------     ---------
Net asset value, end of period                          $ 22.28       $ 17.24        $15.99        $22.98        $21.02
                                                      ----------     ----------    ---------     ---------     ---------
Total return*                                             52.62%        17.76%       (16.86)%       19.87%         9.88%
Ratio of net expenses to average net assets+               2.02%**       1.91%         1.81%         2.00%         1.68%**
Ratio of net investment loss to average net
  assets+                                                 (1.56)%**     (1.31)%       (1.38)%       (1.51)%       (0.26)%**
Portfolio turnover rate                                     169%**        150%          110%           63%           75%
Net assets, end of period (in thousands)                $65,634       $10,699        $5,969        $5,045        $4,939
Ratios assuming reduction for fees paid
  indirectly:
  Net expenses                                             2.01%**       1.89%         1.80%         1.96%         1.66%**
  Net investment loss                                     (1.55)%**     (1.29)%       (1.37)%       (1.47)%       (0.24)%**

(a) The per share data presented above is based upon the average shares outstanding for the period presented.
  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
 **  Annualized.
  +  Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

PIONEER MID-CAP FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 3/31/00

                                                      SIX MONTHS
                                                         ENDED
                                                      3/31/00(A)     YEAR ENDED    YEAR ENDED    YEAR ENDED    2/1/96 TO
                     CLASS C                          (UNAUDITED)     9/30/99       9/30/98       9/30/97       9/30/96
Net asset value, beginning of period                    $17.66         $16.30        $23.33        $21.12        $19.28
                                                      ----------     ---------     ---------     ---------     ---------
Increase (decrease) from investment operations:
  Net investment income (loss)                          $(0.14)        $(0.07)       $(0.18)       $(0.20)       $ 0.03
  Net realized and unrealized gain (loss) on
  investments and futures contracts                       8.53           2.88         (3.50)         4.29          1.93
                                                      ----------     ---------     ---------     ---------     ---------
      Net increase (decrease) from investment
        operations                                      $ 8.39         $ 2.81        $(3.68)       $ 4.09        $ 1.96
Distributions to shareholders:
  Net investment income                                      -              -             -             -         (0.12)
  Net realized gain                                      (3.09)         (1.45)        (3.35)        (1.88)            -
                                                      ----------     ---------     ---------     ---------     ---------
Net increase (decrease) in net asset value              $ 5.30         $ 1.36        $(7.03)       $ 2.21        $ 1.84
                                                      ----------     ---------     ---------     ---------     ---------
Net asset value, end of period                          $22.96         $17.66        $16.30        $23.33        $21.12
                                                      ----------     ---------     ---------     ---------     ---------
Total return*                                            52.80%         18.13%       (16.77)%       21.07%        10.18%
Ratio of net expenses to average net assets+              1.90%**        1.86%         1.75%         1.91%         1.96%**
Ratio of net investment loss to average net
  assets+                                                (1.42)%**      (1.26)%       (1.31)%       (1.43)%       (0.29)%**
Portfolio turnover rate                                    169%**         150%          110%           63%           75%
Net assets, end of period (in thousands)                $9,406         $3,005        $1,460        $  752        $  379
Ratios assuming reduction for fees paid
  indirectly:
  Net expenses                                            1.88%**        1.82%         1.74%         1.87%         1.93%**
  Net investment loss                                    (1.40)%**      (1.22)%       (1.30)%       (1.39)%       (0.26)%**

(a) The per share data presented above is based upon the average shares outstanding for the period presented.
  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
 **  Annualized.
  +  Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

     PIONEER MID-CAP FUND

--------------------------------------------------------------------------------
     NOTES TO FINANCIAL STATEMENTS 3/31/00 (UNAUDITED)

    1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

    Pioneer Mid-Cap Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek capital growth.

    The Fund offers three classes of shares - Class A, Class B and Class C shares. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareholders, respectively.

    The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

    A. SECURITY VALUATION

       Security transactions are recorded as of trade date. The net asset value is computed once daily, on each day the New York Stock Exchange is open, as of the close of the regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

     PIONEER MID-CAP FUND

--------------------------------------------------------------------------------
     NOTES TO FINANCIAL STATEMENTS 3/31/00 (UNAUDITED) (CONTINUED)

       Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

    B. FUTURES CONTRACTS

       The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, and currency rates or to seek to increase total return. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract.
       The use of futures contracts involves, to varying degrees, elements of market and counterparty risk, which may exceed the amounts recognized by the Fund. Changes in the values of the contracts may not directly correlate to the changes in the value the underlying securities. These risks may decrease the effectiveness of the Fund's hedging strategies and potentially result in a loss.

     At March 31, 2000, open futures contracts were as follows:

                     NUMBER OF     SETTLEMENT     MARKET      UNREALIZED
    TYPE             CONTRACTS       MONTH         VALUE      GAIN (LOSS)
    ----            ------------   ----------   -----------   -----------
    Russell 2000         40           6/00      $10,907,000   $(1,387,630)
    S&P MidCap 400      140           6/00      $35,374,500       818,070
                                                              -----------
                                                              $  (569,560)
                                                              -----------

    C. FEDERAL INCOME TAXES

       It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

       The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net

     PIONEER MID-CAP FUND

--------------------------------------------------------------------------------

       investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

    D. FUND SHARES

       The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc.
       (PGI), earned $24,822 in underwriting commissions on the sale of fund shares during the six months ended March 31, 2000.

    E. CLASS ALLOCATIONS

       Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation
       (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

       Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.

    2. MANAGEMENT AGREEMENT

    Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned subsidiary of PGI. PIM receives a basic fee that is calculated at the annual rate of 0.625% of the Fund's average daily net assets. The basic fee is subject to a performance adjustment up to a maximum of +/-0.20% based on the Fund's investment performance as compared with the Standard & Poor's MidCap 400 Index. For the six months ended March 31, 2000, the aggregate performance adjustment resulted in a reduction to the basic fee of $617,934. The management fee was equivalent to a rate of 0.493% of average daily net assets.

     PIONEER MID-CAP FUND

--------------------------------------------------------------------------------
     NOTES TO FINANCIAL STATEMENTS 3/31/00 (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
    In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At March 31, 2000, $551,886 was payable to PIM related to management fees, administrative fees and certain other services.

    3. TRANSFER AGENT

    PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $167,322 in transfer agent fees payable to PSC at March 31, 2000.

    4. DISTRIBUTION PLANS

    The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. On qualifying investments made prior to August 19, 1991, the Class A Plan provides for reimbursement of such expenditures in an amount not to exceed 0.15%. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $241,624 in distribution fees payable to PFD at March 31, 2000.

    In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.0%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the six months ended March 31, 2000, CDSCs in the amount of $70,459 were paid to PFD.

 PIONEER MID-CAP FUND

--------------------------------------------------------------------------------

    5. EXPENSE OFFSETS

    The Fund has entered into certain directed brokerage and expense offset arrangements resulting in a reduction in the Fund's total expenses. For the six months ended March 31, 2000, the Fund's expenses were reduced by $96,908 under such arrangements.

    6. LINE OF CREDIT FACILITY

    The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings of up to $25 million is payable at the Federal Funds Rate plus 3/8% on an annualized basis, or at the Federal Funds Rate plus 1/2% if the borrowing exceeds $25 million at any one time. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the six months ended March 31, 2000, the Fund had no borrowings under this agreement.

     PIONEER MID-CAP FUND

--------------------------------------------------------------------------------
     TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

      TRUSTEES                           OFFICERS
      John F. Cogan, Jr.                 John F. Cogan, Jr., Chairman and
      Mary K. Bush                       President
      Richard H. Egdahl, M.D.            David D. Tripple, Executive Vice
      Margaret B.W. Graham               President
      John W. Kendrick                   Eric W. Reckard, Treasurer
      Marguerite A. Piret                Joseph P. Barri, Secretary
      David D. Tripple
      Stephen K. West
      John Winthrop

    INVESTMENT ADVISER
    Pioneer Investment Management, Inc.

    CUSTODIAN
    Brown Brothers Harriman & Co.

    PRINCIPAL UNDERWRITER
    Pioneer Funds Distributor, Inc.

    LEGAL COUNSEL
    Hale and Dorr LLP

    SHAREOWNER SERVICES AND TRANSFER AGENT
    Pioneering Services Corporation

--------------------------------------------------------------------------------
  THE PIONEER FAMILY OF MUTUAL FUNDS
--------------------------------------------------------------------------------
For information about any Pioneer mutual fund, please contact your investment representative, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.

GROWTH FUNDS
UNITED STATES
Pioneer Growth Shares
Pioneer Micro-Cap Fund
Pioneer Mid-Cap Fund
Pioneer Mid-Cap Value Fund
Pioneer Science & Technology Fund
Pioneer Small Company Fund
Pioneer Tax-Managed Fund

INTERNATIONAL/GLOBAL
Pioneer Emerging Markets Fund
Pioneer Europe Fund
Pioneer Indo-Asia Fund
Pioneer International Growth Fund
Pioneer World Equity Fund

GROWTH AND INCOME FUNDS
Pioneer Fund
Pioneer II
Pioneer Balanced Fund
Pioneer Equity-Income Fund
Pioneer Real Estate Shares
INCOME FUNDS
TAXABLE
Pioneer America Income Trust
Pioneer Bond Fund
Pioneer High Yield Fund
Pioneer Limited Maturity Bond Fund
Pioneer Strategic Income Fund

TAX-FREE
Pioneer Tax-Free Income Fund

MONEY MARKET FUND

Pioneer Cash Reserves Fund*

*An investment in the Fund is not insured or guaranteed by the Federal
 Deposit Insurance Corporation or any other government agency. Although the
 Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.
                                                                              29

    HOW TO CONTACT PIONEER

   We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

   CALL US FOR:

   ACCOUNT INFORMATION, including existing accounts,
   new accounts, prospectuses, applications
   and service forms                                       1-800-225-6292

   FACTFONE(SM) for automated fund yields, prices,
   account information and transactions                    1-800-225-4321

   RETIREMENT PLANS INFORMATION                            1-800-622-0176

   TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)            1-800-225-1997

   WRITE TO US:

   Pioneering Services Corporation
   60 State Street
   Boston, Massachusetts 02109

   OUR TOLL-FREE FAX                                       1-800-225-4240

   OUR INTERNET E-MAIL ADDRESS                       ASK.PIONEER@PIOG.COM

   (for general questions about Pioneer only)

   VISIT OUR WEBSITE:                                WWW.PIONEERFUNDS.COM

   THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT
   FUND PROSPECTUS.

    Pioneer Logo          PIONEER INVESTMENT MANAGEMENT, INC. 8126-00-0500
                          60 STATE STREET                     G PIONEER FUNDS DISTRIBUTOR,
                          BOSTON, MASSACHUSETTS 02109         INC.
                          WWW.PIONEERFUNDS.COM                RECYCLE LOGO PRINTED ON
                                                              RECYCLED PAPER